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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): AUGUST 24, 2000


                                 MATRITECH, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
         --------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             0-12128                                04-2985132
      -----------------------              ---------------------------------
      (Commission File Number)             (IRS Employer Identification No.)


               330 NEVADA STREET, NEWTON, MASSACHUSETTS 02460 USA
  ------------------------------------------------------------------------
  (Address of Principal Executive Offices)                      (Zip Code)


               Registrant's telephone number, including area code:


                                 (617) 928-0820



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ITEM 5. OTHER EVENTS.

         On August 24, 2000, the Registrant publicly disseminated a press release announcing that the Registrant had entered into a common stock purchase agreement covering the sale of up to $30 million of the Registrant's Common Stock. The shares had been registered pursuant to an effective Registration Statement on Form S-3. Pursuant to the common stock purchase agreement, the Registrant may sell up to 2,450,000 shares of Common Stock, at a small discount to the market price, to Acqua Wellington North American Equities Fund, Ltd. at any time beginning in August 2000 and ending in October 2001.

         The foregoing description is qualified in its entirety by reference to the following documents, each of which is incorporated herein by reference, (i) the Common Stock Purchase Agreement, dated as of August 22, 2000, by and between the Registrant and Acqua Wellington North American Equities Fund, Ltd., a copy of which is attached hereto as Exhibit 10.1, and (ii) the Registrant's press release dated August 24, 2000, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

10.1 Common Stock Purchase Agreement, dated as of August 22, 2000, by and between the Registrant and Acqua Wellington North American Equities Fund, Ltd.

99.1     The Registrant's Press Release dated August 24, 2000.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MATRITECH, INC.


September 11, 2000                          By: /s/ Stephen D. Chubb
                                               --------------------------------
                                               Name:  Stephen D. Chubb
                                               Title: Chairman, Director and
                                                      Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION

10.1 Common Stock Purchase Agreement, dated as of August 22, 2000, by and between the Registrant and Acqua Wellington North American Equities Fund, Ltd.

99.1               The Registrant's Press Release dated August 24, 2000.